UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2011

POWERVERDE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27866	88-0271109
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

21615 N. 2nd Avenue

Phoenix, Arizona 85027

(Address of principal executive offices) (Zip Code)

(623) 780-3321

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Unless otherwise indicated in this Current Report or the context otherwise requires, all references in this Current Report to “PowerVerde,” the “Company,” “us,” “our” or “we” are to PowerVerde, Inc.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 6, 2011, we were informed by Robert P. Bedwell, CPA of our former auditing firm, Berenfeld, Spritzer, Shechter & Sheer LLP (“Berenfeld”), that Berenfeld had dissolved and Mr. Bedwell had joined Cherry, Bekaert & Holland, L.L.P. (“CBH”), and therefore, Berenfeld could not continue as the independent registered public accounting firm for the Company. Mr. Bedwell’s role as our audit engagement partner, however, will continue uninterrupted at CBH. As a result, CBH has become our independent registered public accounting firm. This change in our independent registered public accounting firm was accepted by our Board of Directors.

Berenfeld’s audit reports on our financial statements for the fiscal years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and any subsequent interim period through January 13, 2011, (i) there were no disagreements between the Company and Berenfeld on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Berenfeld, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Since Berenfeld ceased operations, we were unable to (i) provide Berenfeld with a copy of the disclosure contained in this Form 8-K, and (ii) request that Berenfeld furnish us with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

During the fiscal years ended December 31, 2009 and 2008 and any subsequent interim period through January 13, 2011, neither we nor anyone acting on our behalf has consulted CBH regarding either: (1) the application of accounting principles to a specified transaction regarding the Company, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERVERDE, INC.

Dated: January 13, 2011	By:	/s/ George Konrad
George Konrad
President, Chief Executive Officer
and Chief Financial Officer